Exhibit 10.25

SECOND AMENDMENT TO AMENDED AND RESTATED REIMBURSEMENT

AND INDEMNITY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED REIMBURSEMENT AND INDEMNITY AGREEMENT (this “Amendment”) is entered into as of March 14, 2008, by and among CLARIENT, INC., a Delaware corporation (“Clarient”), SAFEGUARD DELAWARE, INC., a Delaware corporation (“SDI”), and SAFEGUARD SCIENTIFICS (DELAWARE), INC., a Delaware corporation (“SSI” and, together with SDI, “Safeguard”).

RECITALS

Clarient and Safeguard are parties to that certain Amended and Restated Reimbursement and Indemnity Agreement, dated as of January 17, 2007, as amended by that First Amendment to Amended and Restated Reimbursement and Indemnity Agreement entered into as of March 6, 2007 (the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                       Section 1(d)(ii) of the Agreement is amended and restated to read in its entirety as follows:

“(ii) incurring any other indebtedness (other than indebtedness under (x) Clarient’s current loan and security agreements with General Electric Capital Corporation and (y) that certain Amended and Restated Senior Subordinated Revolving Credit Agreement dated as of March 14, 2008, by Clarient and SDI (as the same may be amended, restated or otherwise modified from time to time, the “SDI Credit Agreement”) and all indebtedness permitted under the SDI Credit Agreement”

2.                                       This Amendment shall be effective upon receipt by Safeguard of this Amendment, duly executed by Clarient.

3.                                       Unless otherwise defined herein, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

4.                                       Clarient represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (unless such representations and warranties relate to a specific date, in which case they shall be true and correct in all material respects on and as of such date).

5.                                       Except as expressly amended hereby, all terms and provisions of the Agreement shall remain in full force and effect and Clarient hereby affirms, confirms and ratifies the same.

6.                                       This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of laws provisions thereof.

7.                                       This Amendment may be executed in three or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Amended and Restated Reimbursement and Indemnity Agreement as of the date first set forth above.

CLARIENT, INC.

By:	/s/ James Agnello
Name:	James Agnello
Title:	Senior Vice President, Chief Executive
Officer and Secretary

SAFEGUARD DELAWARE, INC.

By:	/s/ Steven J. Grenfell
Name:	Steven J. Grenfell
Title:	Vice President

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:	/s/ Brian J. Sisko
Name:	Brian J. Sisko
Title:	Vice President